Exhibit 10.1

FIFTH SUPPLEMENTAL INDENTURE

     FIFTH SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”) dated as of June 8, 2010 among OMNICOM GROUP INC., a New York corporation (the “Company”), OMNICOM CAPITAL INC., a Connecticut corporation (“OCI”), OMNICOM FINANCE INC., a Delaware corporation (“OFI” and, together with the Company and OCI, the “Issuers”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor to JPMorgan Chase Bank, N.A.), as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H:

     WHEREAS, the Issuers and the Trustee are parties to an Indenture, dated as of June 10, 2003, as amended by the First Supplemental Indenture, dated as of November 5, 2003, the Second Supplemental Indenture, dated as of November 4, 2004, the Third Supplemental Indenture, dated as of November 10, 2004 and the Fourth Supplemental Indenture, dated as of June 30, 2006 (as so amended, the “Indenture”), providing for the issuance of an aggregate principal amount of $600,000,000 of Zero Coupon Zero Yield Convertible Notes due 2033 (the “Securities”), $125,000 of which are outstanding as Zero Coupon Zero Yield Convertible Notes due 2033 on the date heoreof and $467,371,000 of which are outstanding as Zero Coupon Zero Yield Convertible Notes due 2038 on the date hereof;

     WHEREAS, the Issuers desire to amend Section 6 of Exhibits A-1 and A-1-1 to the Indenture and, for the avoidance of doubt, to make corresponding changes to the Securities, to limit the right to redeem the Securities for cash at any time on or after June 15, 2010 and before June 15, 2018;

     WHEREAS, it is in the best interests of the Issuers to limit such redemption right;

     WHEREAS, Section 9.01(6) of the Indenture provides that the Issuers and the Trustee may amend the Indenture or the Securities without the consent of any Securityholder to add to the Issuers’ covenants or obligations under the Indenture for the protection of the Holders or surrender any right, power or option conferred by the Indenture on the Issuers;

     WHEREAS, Section 9.01(1) of the Indenture provides that the Issuers and the Trustee may amend the Indenture or the Securities without the consent of any Securityholder to cure any ambiguity, omission, defect or inconsistency;

     WHEREAS, an Officers’ Certificate and an Opinion of Counsel have been delivered to the Trustee under Sections 9.06 and 12.04 of the Indenture; and

     WHEREAS, pursuant to Sections 9.01 and 9.06 of the Indenture, the Trustee and the Issuers are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

     1. Definitions. All capitalized terms used but not defined herein shall have the meanings given to such terms set forth in the Indenture.

     2. Amendments. The Indenture be, and hereby is, amended as follows:

     2.1 Section 3 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “3. Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent.

Deutsche Bank Trust Company Americas (the “Trustee”), will act as Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent. The Issuers may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee, except that the Issuers will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Issuers or any of their Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar. None of the Issuers, any of their Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.”

     2.2 Section 3 of Exhibit A-1-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “3. Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent.

Deutsche Bank Trust Company Americas (the “Trustee”), will act as Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent. The Issuers may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee, except that the Issuers will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Issuers or any of their Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar. None of the Issuers, any of their Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.”

     2.3 The first paragraph of Section 4 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “The Company initially issued the Securities under an Indenture between the Company and the Trustee, dated as of June 10, 2003, as amended by the First Supplemental Indenture, dated as of November 5, 2003, among the Issuers and the Trustee, the Second Supplemental Indenture, dated as of November 4, 2004, among the Issuers and the Trustee, the Third Supplemental Indenture, dated as of November 10, 2004, among the Issuers and the Trustee, the Fourth Supplemental Indenture, dated as of June 30, 2006, among the Issuers and the Trustee and the Fifth Supplemental Indenture, dated as of the date hereof, among the Issuers and the Trustee (as so amended, the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the “TIA”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.”

     2.4 The first paragraph of Section 4 of Exhibit A-1-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “The Company initially issued the Securities under an Indenture between the Company and the Trustee, dated as of June 10, 2003, as amended by the First Supplemental Indenture, dated as of November 5, 2003, among the Issuers and the Trustee, the Second Supplemental Indenture, dated as of November 4, 2004, among the Issuers and the Trustee, the Third Supplemental Indenture, dated as of November 10, 2004, among the Issuers and the Trustee, the Fourth Supplemental Indenture, dated as of June 30, 2006, among the Issuers and the Trustee and the Fifth Supplemental Indenture, dated as of the date hereof, among the Issuers and the Trustee (as so amended, the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the “TIA”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.”

     2.5 Section 6 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “6. Redemption at the Option of the Issuers.

     No sinking fund is provided for the Securities. The Issuers cannot redeem the Securities before June 15, 2010, except upon a Change in Control as described in paragraph 7 hereof. On June 15, 2010, June 17, 2013 and June 15, 2018 the Issuers may, at their option, redeem the Securities for cash in whole or in part at the Initial Principal Amount at Maturity of the Securities.

     On or after June 15, 2018, and before June 15, 2023, the Issuers may, at their option, redeem the Securities for cash at any time in whole or from time to time in part at the Initial Principal Amount at Maturity of the Securities.

     On or after June 15, 2023, the Issuers may redeem the Securities at any time in whole or in part at the Initial Principal Amount at Maturity plus accrued Contingent Additional Principal, if any. The price to be paid for any such redemption is referred to as the “Redemption Price.” The Securities will be redeemable in integral multiples of $1,000 of Principal Amount at Maturity.

     In addition to the Redemption Price payable with respect to all Securities or portions thereof to be redeemed as of a Redemption Date, the Holders of such Securities (or portions thereof) shall be entitled to receive accrued and unpaid Contingent Cash Interest, if any, with respect thereto, which Contingent Cash Interest shall be paid in cash on the Redemption Date.”

     2.6 Section 6 of Exhibit A-1-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

     “6. Redemption at the Option of the Issuers.

     No sinking fund is provided for the Securities. The Issuers cannot redeem the Securities before June 15, 2010, except upon a Change in Control as described in paragraph 7 hereof. On June 15, 2010, June 17, 2013 and June 15, 2018 the Issuers may, at their option, redeem the Securities for cash in whole or in part at the Initial Principal Amount at Maturity of the Securities.

     On or after June 15, 2018, and before June 15, 2023, the Issuers may, at their option, redeem the Securities for cash at any time in whole or from time to time in part at the Initial Principal Amount at Maturity of the Securities.

     On or after June 15, 2023, the Issuers may redeem the Securities at any time in whole or in part at the Initial Principal Amount at Maturity plus accrued Contingent Additional Principal, if any. The price to be paid for any such redemption is referred to as the “Redemption Price.” The Securities will be redeemable in integral multiples of $1,000 of Principal Amount at Maturity.

     In addition to the Redemption Price payable with respect to all Securities or portions thereof to be redeemed as of a Redemption Date, the Holders of such Securities (or portions thereof) shall be entitled to receive accrued and unpaid Contingent Cash Interest, if any, with respect thereto, which Contingent Cash Interest shall be paid in cash on the Redemption Date.”

     2.7 For the avoidance of doubt, corresponding changes shall also be made to the Securities to the changes made in Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 of this Supplemental Indenture.

     3. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4. Modification, Amendment and Waiver. The provisions of this Supplemental Indenture may not be amended, supplemented, modified or waived except by the execution of a Supplemental Indenture executed by the Issuers, the Trustee and, to the extent such amendment, supplement or waiver limits or impairs the rights of any Securityholder, by such Securityholder. Any such amendment shall comply with Article 9 of the Indenture. Until an amendment, waiver or other action by Securityholders becomes effective, a consent thereto by a Securityholder of a Security hereunder is a continuing consent by the Securityholder and every subsequent Securityholder of that Security or portion of the Security that evidences the same obligation as the consenting Securityholder’s Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Securityholder or subsequent Securityholder may revoke the consent, waiver or action as to such Securityholder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

     5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Supplemental Indenture, then the terms and conditions of this Supplemental Indenture shall prevail. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

     6. Trust Indenture Acts Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (“TIA”), that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provisions of the TIA that may be so modified or excluded, the provisions of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

     7. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

     8. Trustee Makes No Representation. The statements herein are deemed to be those of the Company, OCI or OFI, as applicable, and not of the Trustee. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     9. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

     10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

     11. Notices. Any request, demand, authorization, notice, waiver, consent or communication to any of the parties shall be made as set forth in Section 12.02 of the Indenture, as said Section may be amended hereby.

     12. Successors. All agreements of each of the Company, OCI and OFI in respect of this Supplemental Indenture shall bind its successor.

[Signature page follows]

     IN WITNESS WHEREOF, this Supplemental Indenture has been duly executed by the Company, OCI, OFI and the Trustee as of the date first written above.

OMNICOM GROUP INC.

By:	/s/ Randall J. Weisenburger
Name:	Randall J. Weisenburger
Title:	Executive Vice President
and Chief Financial Officer

OMNICOM CAPITAL INC.

By:	/s/ Michael J. O’Brien
Name:	Michael J. O’Brien
Title:	Secretary

OMNICOM FINANCE INC.

By:	/s/ Randall J. Weisenburger
Name:	Randall J. Weisenburger
Title:	Chief Executive Officer and
Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By:	/s/ Carol Ng
Name:	Carol Ng
Title:	Vice President

By:	/s/ Wanda Camacho
Name:	Wanda Camacho
Title:	Vice President